Exhibit 99.2

HOSPITALITY PROPERTIES TRUST

Fourth Quarter 2006

Supplemental Operating and Financial Data

Unless otherwise noted all amounts in this report are unaudited.

WARNING REGARDING FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. THESE FORWARD LOOKING STATEMENTS APPEAR IN A NUMBER OF PLACES IN THIS REPORT AND INCLUDE STATEMENTS REGARDING OUR INTENT, BELIEF OR EXPECTATION WITH RESPECT TO:

•                  OUR MANAGERS’ OR TENANTS’ ABILITIES TO PAY RETURNS OR RENT TO US,

•                  OUR ABILITY TO PURCHASE ADDITIONAL PROPERTIES,

•                  OUR INTENT TO REFURBISH CERTAIN OF OUR PROPERTIES,

•                  OUR ABILITY TO PAY INTEREST AND DEBT PRINCIPAL AND MAKE DISTRIBUTIONS,

•                  OUR POLICIES AND PLANS REGARDING INVESTMENTS AND FINANCINGS,

•                  OUR TAX STATUS AS A REAL ESTATE INVESTMENT TRUST,

•                  OUR ABILITY TO APPROPRIATELY BALANCE THE USE OF DEBT AND EQUITY AND TO RAISE CAPITAL, AND

•                  OTHER MATTERS.

ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. SUCH FACTORS INCLUDE, WITHOUT LIMITATION:

•                  THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS (INCLUDING PREVAILING INTEREST RATES) ON US AND OUR OPERATORS AND TENANTS,

•                  COMPLIANCE WITH AND CHANGES TO LAWS AND REGULATIONS AFFECTING THE REAL ESTATE, HOTEL AND TRAVEL CENTER INDUSTRIES,

•                  CHANGES IN FINANCING TERMS AND

•                  COMPETITION WITHIN THE REAL ESTATE, HOTEL AND TRAVEL CENTER INDUSTRIES GENERALLY AND REITS SPECIFICALLY.

FOR EXAMPLE:

•                  IF HOTEL ROOM DEMAND BECOMES DEPRESSED, THE OPERATING RESULTS OF OUR HOTELS MAY DECLINE, THE FINANCIAL RESULTS OF OUR OPERATORS AND TENANTS MAY DECLINE AND OUR OPERATORS AND TENANTS MAY BE UNABLE TO PAY OUR RETURNS OR RENTS.

•                  ALSO, WE MAY BE UNABLE TO IDENTIFY PROPERTIES WHICH WE WANT TO BUY OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, MANAGEMENT AGREEMENTS OR LEASE TERMS FOR NEW PROPERTIES.

•                  OTHER RISKS MAY ADVERSELY IMPACT US, AS DESCRIBED MORE FULLY IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2005, OUR QUARTERLY REPORT ON FORM 10-Q FOR THE PERIOD ENDED SEPTEMBER 30, 2006, AND OUR CURRENT REPORT ON FORM 8-K DATED DECEMBER 12, 2006, AS AMENDED, UNDER “ITEM 1A. RISK FACTORS”.

THESE UNEXPECTED RESULTS COULD OCCUR DUE TO MANY DIFFERENT REASONS, SOME OF WHICH, SUCH AS NATURAL DISASTERS, TERRORIST ATTACKS OR CHANGES IN OUR OPERATORS’ OR TENANTS’ COSTS OR REVENUES OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY, ARE BEYOND OUR CONTROL.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

CORPORATE INFORMATION

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2006

COMPANY PROFILE

The Company:

Hospitality Properties Trust is a real estate investment trust, or REIT. As of December 31, 2006, we owned 310 hotels located in 38 states, Puerto Rico, and Canada, which are operated by unaffiliated hotel operating companies under eleven long term combination management or lease agreements. On January 31, 2007, we purchased TravelCenters of America, Inc. (TravelCenters) for approximately $1.9 billion. Simultaneous with the acquisition, we restructured the business of TravelCenters and completed the capitalization and spin off of the TravelCenters operating business in a newly formed company, TravelCenters of America, LLC (AMEX: TA). We retained ownership of 146 hospitality and fuel service areas located in 39 states which are operated by TA under a long term lease agreement. We are the only investment grade rated, publicly owned hospitality REIT in the Country and we are currently included in a number of financial indices, including the S&P 400 MidCap Index, the Russell 1000, the MSCI U.S. REIT index, the FTSE EPRA/NAREIT United States index and the S&P REIT Composite index.

Management:

Hospitality Properties Trust is managed by Reit Management & Research LLC (RMR). RMR was founded in 1986 to manage public investments in real estate. As of December 31, 2006, RMR managed one of the largest portfolios of publicly owned real estate in the United States, including over 1,000 properties, more than 91 million square feet, located in 43 states, Washington, DC, Puerto Rico and Ontario, Canada. RMR has approximately 450 employees in its headquarters and regional offices located throughout the Country. In addition to managing HPT, RMR and its affiliates also manage HRPT Properties Trust (HRP), a publicly traded REIT that primarily owns office buildings and industrial properties, Senior Housing Properties Trust (SNH), a publicly traded REIT that owns senior living properties and five publicly traded mutual funds (RMR Funds) which principally invest in securities of real estate companies (excluding securities of companies managed by RMR and its affiliates). The public companies managed by RMR and its affiliates had combined total market capitalization of approximately $14 billion as of December 31, 2006. We believe that being managed by RMR is a competitive advantage for HPT because RMR provides HPT with a depth of management and experience which may be unequaled in the real estate industry. We also believe RMR provides management services to HPT at costs that are lower than HPT would have to pay for similar quality services.

Strategy:

Our business strategy is to maintain and grow an investment portfolio of high quality hotels and travel centers operated by experienced managers. Our properties are managed or leased under long term agreements that provide us stable cash flows in the form of minimum returns and rents. We also seek to participate in operating improvements at our properties by charging rent increases based upon percentages of gross revenue increases at our leased properties and participating in hotel profits in excess of the minimum returns due to us at our managed hotels. Generally, we prefer to purchase multiple properties in one transaction because we believe a single operating agreement for multiple properties in diverse locations enhances the stability of our cash flows. When we buy individual properties we usually add those properties to a combination lease or management agreement for other properties that we own. We have a conservative capital structure and limit the amount of debt financing we use. We do not have any investments in joint ventures or partnerships.

Stock Exchange Listing:	Corporate Headquarters:

New York Stock Exchange	400 Centre Street
Newton, MA 02458
Trading Symbol:	(t) (617) 964-8389
(f) (617) 969-5730
Common Shares — HPT
Preferred Shares Series B — HPT-B
Preferred Shares Series C — HPT-C

Senior Unsecured Debt Ratings:

Standard & Poor’s — BBB
Moody’s — Baa2

Portfolio Data by Manager (as of 12/31/06):

							Percent
			Percent of			Annualized	of Total
		Number	Number		Percent of	Minimum	Minimum
	Number	of Rooms	of Rooms	Investment	Total	Return /	Return /
Manager	of Hotels	/ Suites	/ Suites	(000s)	Investment	Rent (000s)	Rent

InterContinental	131	20,140	44%	$1,752,158	45%	$148,986	43%
Marriott International	125	17,926	40%	1,516,582	39%	154,406	44%
Hyatt	24	2,929	6%	267,850	7%	19,150	5%
Carlson	12	2,262	5%	210,757	5%	11,535	3%
Homestead	18	2,399	5%	145,000	4%	15,960	5%
Total	310	45,656	100%	$3,892,347	100%	$350,037	100%

Operating Statistics by Operating Agreement (Q4 2006):

			Annualized	Percent
		Number	Minimum	of Total					RevPAR
	Number	of Rooms	Return /	Minimum	Coverage (1)				Change (2)
Operating Agreement	of Hotels	/ Suites	Rent (000s)	Return / Rent	Q4		LTM		Q4	LTM

Marriott (no. 1)	53	7,610	$58,010	17%	1.37	x	1.49	x	3.3%	6.4%
Marriott (no. 2)	18	2,178	18,854	5%	1.29	x	1.34	x	6.8%	9.4%
Marriott (no. 3)	35	5,382	49,034	14%	1.05	x	1.11	x	5.3%	5.9%
Marriott (no. 4)	19	2,756	28,508	8%	1.09	x	1.21	x	5.8%	12.4%
InterContinental (no. 1) (3)	31	3,844	37,777	11%	0.90	x	1.07	x	2.2%	5.4%
InterContinental (no. 2)	76	9,220	50,000	15%	1.24	x	1.35	x	5.9%	10.0%
InterContinental (no. 3)	14	4,139	42,873	12%	1.12	x	1.37	x	6.1%	10.8%
InterContinental (no. 4)	10	2,937	18,336	5%	1.35	x	1.51	x	4.4%	14.0%
Hyatt (4)	24	2,929	19,150	5%	0.42	x	0.80	x	-10.9%	-1.2%
Carlson	12	2,262	11,535	3%	1.16	x	1.36	x	56.3%	45.7%
Homestead	18	2,399	15,960	5%	1.22	x	1.46	x	-7.5%	0.0%
Total / Average	310	45,656	$350,037	100%					5.0%	8.9%

(1)

We define coverage as combined total hotel sales minus all expenses which are not subordinated to minimum payments to us and the required FF&E reserve contributions (which data is provided to us by our operators or tenants), divided by the minimum return or minimum rent payments due to us. For some combinations, amounts have been calculated using data for periods prior to our ownership of certain hotels and prior to commencement of our operating agreements. We have not independently verified our managers’ and tenants’ operating data.

(2)

We define RevPAR as hotel room revenue per day per available room. Operating data presented are based upon the operating results provided by our managers and tenants; we have not independently verified our managers’ and tenants’ operating data.

(3)	The calculation of RevPAR excludes one hotel which was closed from May 2005 through May 2006 due to fire damage and a newly developed hotel acquired in April 2006.

(4)

In connection with the rebranding of our AmeriSuites® hotels to Hyatt PlaceTM hotels during the third and fourth quarters of 2006, 12 hotels were undergoing renovations which required some hotel rooms to be taken out of service.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2006

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

Frank J. Bailey	William A. Lamkin
Independent Trustee	Independent Trustee

John L. Harrington
Independent Trustee

Senior Management

John G. Murray	Mark L. Kleifges
President, Chief Operating Officer and Secretary	Treasurer and Chief Financial Officer

Ethan S. Bornstein
Vice President

Contact Information

Investor Relations	Inquiries
Hospitality Properties Trust	Financial inquiries should be directed to Mark L. Kleifges,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 964-8389
Newton, MA 02458	or mkleifges@reitmr.com.
(t) (617) 964-8389
(f) (617) 969-5730	Investor and media inquiries should be directed to
(email) info@hptreit.com	Timothy A. Bonang, Manager of Investor Relations, at
(website) www.hptreit.com	(617) 796-8149 or tbonang@hptreit.com.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2006

RESEARCH COVERAGE

Equity Research Coverage

BB&T Capital Markets	RBC
Stephanie Krewson	Mike Salinsky
(804) 782-8784	(216) 378-7627

Calyon Securities	Stifel, Nicolaus
Smedes Rose	Rod Petrik
(212) 408-5649	(410) 454-4131

Merrill Lynch	UBS
David Bragg	William Truelove
(212) 449-8922	(212) 713-8825

Morgan Keegan	Wachovia Securities
Napoleon Overton	Jeffrey Donnelly
(901) 579-4865	(617) 603-4262

Debt Research Coverage

Credit Suisse	Wachovia Securities
Matthew Lynch	Dan Sullivan
(212) 325-6456	(704) 383-6441

Rating Agencies

Moody’s Investors Service	Standard and Poor’s
Maria Maslovsky	Emile Courtney
(212) 553-4831	(212) 438-7824

HPT is followed by the analysts and its publicly held debt is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding HPT’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HPT or its management. HPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2006

KEY FINANCIAL DATA

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	12/31/2006		9/30/2006		6/30/2006		3/31/2006		12/31/2005

Shares Outstanding:
Common shares outstanding (at end of period) (1)	86,284		74,282		71,957		71,921		71,921
Weighted average common shares outstanding - basic and diluted (2)	75,587		73,613		71,953		71,921		71,921

Common Share Data:
Price at end of period	$47.53		$47.20		$43.92		$43.67		$40.10
High during period	$51.46		$48.00		$44.10		$46.47		$43.30
Low during period	$46.65		$42.50		$40.08		$39.32		$38.42
Annualized dividends paid per share	$2.96		$2.96		$2.96		$2.92		$2.92
Annualized dividend yield (at end of period)	6.2%		6.3%		6.7%		6.7%		7.3%

Market Capitalization:
Total debt (book value)	$1,199,830		$1,212,699		$1,284,567		$1,207,478		$960,372
Plus: market value of preferred shares (at end of period)	88,838		89,114		88,596		91,425		88,769
Plus: market value of common shares (at end of period)	4,101,079		3,506,110		3,160,351		3,140,790		2,884,032
Total market capitalization	$5,389,747		$4,807,923		$4,533,514		$4,439,693		$3,933,173
Total debt / total market capitalization	22.3%		25.2%		28.3%		27.2%		24.4%

Book Capitalization:
Total debt	$1,199,830		$1,212,699		$1,284,567		$1,207,478		$960,372
Plus: total shareholders’ equity	2,447,540		1,897,111		1,818,780		1,836,272		1,855,455
Total book capitalization	$3,647,370		$3,109,810		$3,103,347		$3,043,750		$2,815,827
Total debt / total book capitalization	32.9%		39.0%		41.4%		39.7%		34.1%

Selected Balance Sheet Data:
Total assets	$3,957,463		$3,422,692		$3,422,889		$3,339,158		$3,114,607
Total liabilities	$1,509,923		$1,525,581		$1,604,109		$1,502,886		$1,259,152
Real estate, at cost	$4,042,017		$4,007,591		$3,976,217		$3,878,838		$3,626,693
Total debt / real estate, at cost	29.7%		30.3%		32.3%		31.1%		26.5%

Selected Income Statement Data:
Total revenues	$258,386		$269,115		$272,198		$239,716		$213,897
EBITDA (3)	$97,610		$99,205		$104,908		$93,171		$83,169
Net income available for common shareholders	$59,952		$34,649		$33,463		$33,319		$46,287
Funds from operations (FFO) available for common shareholders (4)	$75,623		$76,960		$82,365		$72,781		$65,522
Common distributions declared	$65,184		$54,969		$53,248		$52,502		$52,502

Per Share Data:
Net income available for common shareholders	$0.79		$0.47		$0.47		$0.46		$0.64
FFO available for common shareholders (4)	$1.00		$1.05		$1.14		$1.01		$0.91
Common distributions declared	$0.74		$0.74		$0.74		$0.73		$0.73
FFO payout ratio	74.0%		70.5%		64.6%		72.1%		80.1%

Coverage Ratios:
EBITDA (3) / interest expense	4.8	x	4.8	x	5.0	x	4.9	x	5.1	x
EBITDA (3) / interest expense and preferred distributions	4.4	x	4.4	x	4.5	x	4.5	x	4.6	x

(1)

Subsequent to December 31, 2006, the underwriters exercised an option related to our December 22, 2006, common share offering to purchase 1,800 common shares to cover overallotments. On February 13, 2007, we sold 5,000 common shares in a public offering. On February 20, 2007, the underwriters exercised their option to purchase an additional 750 common shares to cover overallotments. We expect this sale to be completed on February 23, 2007, but this sale is subject to closing conditions and no assurance can be given that the sale will close as expected.

(2)	HPT has no outstanding common share equivalents, such as units, convertible debt or stock options.
(3)	See page 13 for calculation of EBITDA.
(4)	See page 14 for calculation of FFO.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2006

CONSOLIDATED BALANCE SHEET

(amounts in thousands, except share data)

	As of	As of
	December 31,	December 31,
	2006	2005
		(audited)
ASSETS

Real estate properties, at cost:
Land	$584,199	$537,389
Buildings, improvements and equipment	3,457,818	3,089,304
	4,042,017	3,626,693
Accumulated depreciation	(707,838)	(613,007)
	3,334,179	3,013,686
Cash and cash equivalents	553,256	18,568
Restricted cash (FF&E reserve escrow)	27,363	29,063
Other assets, net	42,665	53,290
	$3,957,463	$3,114,607

LIABILITIES AND SHAREHOLDERS’ EQUITY

Revolving credit facility	$—	$35,000
Senior notes, net of discounts	1,196,130	921,606
Mortgage payable	3,700	3,766
Security deposits	185,366	185,304
Accounts payable and other liabilities	119,536	108,595
Due to affiliates	3,277	2,967
Dividends payable	1,914	1,914
Total liabilities	1,509,923	1,259,152

Commitments and contingencies

Shareholders’ equity:
Preferred shares of beneficial interest; no par value; 100,000,000 shares authorized:
Series B preferred shares; 8 7/8% cumulative redeemable; 3,450,000 shares issued and outstanding, aggregate liquidation preference $86,250	83,306	83,306
Common shares of beneficial interest; $0.01 par value; 100,000,000 shares authorized; 86,284,251 and 71,920,578 shares issued and outstanding, respectively	863	719
Additional paid-in capital	2,703,687	2,059,883
Cumulative net income	1,380,111	1,211,072
Cumulative preferred distributions	(66,992)	(59,336)
Cumulative common distributions	(1,653,435)	(1,440,189)
Total shareholders’ equity	2,447,540	1,855,455
	$3,957,463	$3,114,607

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2006

CONSOLIDATED STATEMENT OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Twelve Months Ended
	12/31/2006	12/31/2005	12/31/2006	12/31/2005

Revenues:
Hotel operating revenues	$213,457	$172,056	$879,324	$682,541
Rental income	33,151	31,955	131,421	126,829
Percentage rent	5,697	3,902	5,697	3,902
FF&E reserve income	4,794	5,567	20,299	19,767
Interest income	1,287	417	2,674	1,373
Total revenues	258,386	213,897	1,039,415	834,412

Expenses:
Hotel operating expenses	132,614	109,201	618,334	476,858
Interest (including amortization of deferred financing costs of $664, $609, $2,584 and $2,894, respectively)	20,500	16,187	81,451	65,263
Depreciation and amortization	37,169	34,868	144,404	131,792
General and administrative	6,237	5,440	26,187	23,296
Loss on asset impairment	—	—	—	7,300
Total expenses	196,520	165,696	870,376	704,509

Net income	61,866	48,201	169,039	129,903

Preferred distributions	(1,914)	(1,914)	(7,656)	(7,656)
Net income available for common shareholders	$59,952	$46,287	$161,383	$122,247

Weighted average common shares outstanding	75,587	71,921	73,279	69,866

Basic and diluted net income per share	$0.79	$0.64	$2.20	$1.75

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2006

CONSOLIDATED STATEMENT OF CASH FLOWS

(dollars in thousands)

	For the Twelve Months Ended
	12/31/2006	12/31/2005

Cash flows from operating activities:
Net income	$169,039	$129,903
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	144,404	131,792
Amortization of deferred financing costs as interest	2,584	2,894
Non-cash income	(3,082)	(2,952)
FF&E reserve income and deposits	(46,095)	(32,338)
Loss on asset impairment	—	7,300
Change in assets and liabilities:
Increase in other assets	(2,488)	(1,091)
Increase in accounts payable and other	5,462	6,492
Increase in due to affiliate	1,729	306
Cash provided by operating activities	271,553	242,306

Cash flows from investing activities:
Real estate acquisitions	(320,776)	(443,104)
Real estate acquisition deposit	—	(10,000)
FF&E reserve fundings	(72,556)	(45,390)
Increase in security deposits	2	10,000
Proceeds from sale of real estate	—	3,227
Cash used in investing activities	(393,330)	(485,267)

Cash flows from financing activities:
Proceeds from issuance of common shares, net	641,652	199,233
Proceeds from issuance of senior notes, net	273,974	299,442
Proceeds from borrowings on revolving credit facility	511,000	319,000
Repayments of borrowings on revolving credit facility	(546,000)	(356,000)
Distributions to common shareholders	(213,246)	(201,045)
Distributions to preferred shareholders	(7,656)	(7,656)
Deferred finance costs paid	(3,259)	(7,339)
Cash provided by financing activities	656,465	245,635

Increase in cash and cash equivalents	534,688	2,674
Cash and cash equivalents at beginning of period	18,568	15,894
Cash and cash equivalents at end of period	$553,256	$18,568

Supplemental cash flow information:
Cash paid for interest	$78,157	$56,597

Non cash investing activities:
Property managers’ deposits in FF&E reserve	$44,946	$31,056
Purchases of fixed assets with FF&E reserve	(116,129)	(76,860)

Non cash financing activities:
Issuance of common shares	$2,296	$761

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2006

CALCULATION OF EBITDA

(dollars in thousands)

		For the Three Months Ended		For the Twelve Months Ended
		12/31/2006	12/31/2005	12/31/2006	12/31/2005

Net income		$61,866	$48,201	$169,039	$129,903
Plus:	Interest expense	20,500	16,187	81,451	65,263
	Depreciation and amortization	37,169	34,868	144,404	131,792
	Loss on asset impairment (1)	—	—	—	7,300
Less:	Deferred percentage rent (2)	(4,607)	(3,008)	—	—
	Deferred additional returns (3)	(17,318)	(13,079)	—	—
EBITDA		$97,610	$83,169	$394,894	$334,258

(1)               We recorded a $7,300 loss on asset impairment to reduce the carrying value of our Prime HotelSM in Atlanta, GA to its net realizable value less cost to sell in the second quarter of 2005. We sold the hotel in September 2005.

(2)               In calculating net income, we recognize percentage rental income received for the first, second and third quarters in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this revenue until the fourth quarter for purposes of calculating net income, we include the amount in the calculation of EBITDA for each quarter of the year. The fourth quarter EBITDA calculation excludes the amounts recognized during the first three quarters. Percentage rental income included in EBITDA was $1,090 and $894 in the fourth quarter of 2006 and 2005, respectively.

(3)               Our share of the operating results of our managed hotels in excess of the minimum returns due to us, or additional returns, is generally determined based upon annual calculations. Typically the net operating results of our hotels are strongest during the second and third quarters of the year, which are the most active periods for business and leisure travel. We recognize additional returns in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this income until the fourth quarter for purposes of calculating net income, we include the amount in the calculation of EBITDA for each quarter of the year. The fourth quarter EBITDA calculation excludes the amounts recognized during the first three quarters. Additional returns included in EBITDA was $2,711 and $489 in the fourth quarter of 2006 and 2005, respectively.

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income plus interest expense, depreciation and amortization expense, loss on asset impairment, deferred percentage rent and deferred hotel operating profit. We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities. We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest, depreciation and amortization expense and loss on asset impairment, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performance among REITs. EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2006

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

		For the Three Months Ended		For the Twelve Months Ended
		12/31/2006	12/31/2005	12/31/2006	12/31/2005

Net income available for common shareholders		$59,952	$46,287	$161,383	$122,247
Plus:	FF&E deposits not in net income (1)	427	454	1,942	1,941
	Depreciation and amortization	37,169	34,868	144,404	131,792
	Loss on asset impairment (2)	—	—	—	7,300
Less:	Deferred percentage rent (3)	(4,607)	(3,008)	—	—
	Deferred additional returns (4)	(17,318)	(13,079)	—	—
FFO available for common shareholders		$75,623	$65,522	$307,729	$263,280

Weighted average shares outstanding		75,587	71,921	73,279	69,866

Net income available for common shareholders per share		$0.79	$0.64	$2.20	$1.75
FFO available for common shareholders per share		$1.00	$0.91	$4.20	$3.77

(1)     Various percentages of total sales at most of our hotels are escrowed as reserves for future renovations or refurbishment, or FF&E Reserve escrows. We own the FF&E Reserve escrows for all the hotels leased to our taxable REIT subsidiaries and for most of the hotels leased to third parties. We have a security and remainder interest in the FF&E Reserve escrows for the remaining hotels leased to third parties. When we own the FF&E Reserve escrows at hotels leased to third parties we report payments into the escrow as additional rent. When we have a security and remainder interest in the FF&E Reserve escrows, deposits are not included in revenue but are included in FFO. We do not report the amounts which are escrowed as FF&E reserves for our managed hotels as FF&E reserve income in our consolidated statement of income.

(2)     We recorded a $7,300 loss on asset impairment to reduce the carrying value of our Prime HotelSM in Atlanta, GA to its net realizable value less cost to sell in the second quarter of 2005. We sold the hotel in September 2005.

(3)     In calculating net income, we recognize percentage rental income received for the first, second and third quarters in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this revenue until the fourth quarter for purposes of calculating net income, we include the amount in the calculation of FFO for each quarter of the year. The fourth quarter FFO calculation excludes the amounts recognized during the first three quarters. Percentage rental income included in FFO was $1,090 and $894 in the fourth quarter of 2006 and 2005, respectively.

(4)     Our share of the operating results of our managed hotels in excess of the minimum returns, or additional returns, due to us is generally determined based upon annual calculations. Typically the net operating results of our hotels are strongest during the second and third quarters of the year, which are the most active periods for business and leisure travel. We recognize additional returns in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this income until the fourth quarter for purposes of calculating net income, we include the amount in the calculation of FFO for each quarter of the year. The fourth quarter FFO calculation excludes the amounts recognized during the first three quarters. Additional returns included in FFO was $2,711 and $489 in the fourth quarter of 2006 and 2005, respectively.

We compute FFO as shown in the calculation above. Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition of FFO because we include FF&E deposits not included in net income (see note 1), exclude loss on asset impairment (see note 2), deferred percentage rent (see note 3) and deferred additional returns (see note 4). We consider FFO to be an appropriate measure of performance for a real estate investment trust, or REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical costs, such as depreciation expense and gain or loss on asset impairment, FFO can facilitate comparison of current operating performance among REITs. FFO does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity. FFO is one important factor considered by our board of trustees in determining the amount of distributions to shareholders. Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving bank credit facility and public debt covenants, the availability of debt and equity capital to us and our expectation of our future capital needs and operating performance.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2006

DEBT SUMMARY (1)

(dollars in thousands)

	Interest	Principal	Maturity	Due at	Years to
	Rate	Balance	Date	Maturity	Maturity

Secured Fixed Rate Debt:

Mortgage - secured by one hotel in Wichita, KS	8.300%	$3,700	7/1/11	$3,326	4.5

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 55 bps) (2)	5.900%	$—	10/24/10	$—	3.8

Unsecured Fixed Rate Debt:
Senior notes due 2008	7.000%	$150,000	3/1/08	$150,000	1.2
Senior notes due 2010	9.125%	50,000	7/15/10	50,000	3.5
Senior notes due 2012	6.850%	125,000	7/15/12	125,000	5.5
Senior notes due 2013	6.750%	300,000	2/15/13	300,000	6.1
Senior notes due 2015	5.125%	300,000	2/15/15	300,000	8.1
Senior notes due 2016	6.300%	275,000	6/15/16	275,000	9.5
Total / weighted average unsecured fixed rate debt	6.381%	$1,200,000		$1,200,000	6.6

Weighted average secured fixed rate debt / total	8.300%	$3,700		$3,326	4.5
Weighted average unsecured floating rate debt / total	5.900%	—		—	3.8
Weighted average unsecured fixed rate debt / total	6.381%	1,200,000		1,200,000	6.6
Weighted average debt / total	6.387%	$1,203,700		$1,203,326	6.6

(1)     On January 31, 2007, we completed our previously announced acquisition of TravelCenters of America, Inc. for approximately $1,900,000. The purchase price was partially funded with $1,400,000 of borrowings under an interim loan agreement. Borrowings under the interim loan agreement were partially repaid with the net proceeds from our offerings of common and preferred securities in February 2007 (see Note (1) on page 20).

(2)     Interest rate is weighted average based on amounts outstanding during the quarter ended December 31, 2006. There were no amounts outstanding at December 31, 2006.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2006

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured	Unsecured	Unsecured
	Fixed Rate	Floating	Fixed
Year	Debt	Rate Debt	Rate Debt	Total
2007	$71	$—	$—	$71
2008	77	—	150,000	150,077
2009	84	—	—	84
2010	92	—	50,000	50,092
2011	3,376	—	—	3,376
2012	—	—	125,000	125,000
2013	—	—	300,000	300,000
2014	—	—	—	—
2015	—	—	300,000	300,000
2016	—	—	275,000	275,000
	$3,700	$—	$1,200,000	$1,203,700

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2006

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

As of and For the Three Months Ended
12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005
Leverage Ratios:

Total debt / total assets	30.3%	35.4%	37.5%	36.2%	30.8%
Total debt / real estate assets, at cost	29.7%	30.3%	32.3%	31.1%	26.5%
Total debt / total market capitalization	22.3%	25.2%	28.3%	27.2%	24.4%
Total debt / total book capitalization	32.9%	39.0%	41.4%	39.7%	34.1%
Secured debt / total assets	0.1%	0.1%	0.1%	0.1%	0.1%
Variable rate debt / total debt	0.0%	1.1%	6.6%	23.4%	3.6%

Coverage Ratios:

EBITDA (1) / interest expense	4.8x	4.8x	5.0x	4.9x	5.1x
EBITDA (1) / interest expense and preferred distributions	4.4x	4.4x	4.5x	4.5x	4.6x

Public Debt Covenants: (2)

Total debt / adjusted total assets - allowable maximum 60.0%	25.8%	29.7%	31.7%	30.6%	25.9%
Secured debt / adjusted total assets - allowable maximum 40.0%	0.1%	0.1%	0.1%	0.1%	0.1%
Consolidated income available for debt service / debt service - required minimum 1.50x	5.47	x	4.06	x	3.92	x	4.25	x	5.82	x
Total unencumbered assets to unsecured debt - required minimum 200%	387.8%	318.1%	315.8%	327.5%	387.4%

(1)     See page 13 for calculation of EBITDA.

(2)     Adjusted total assets and unencumbered assets include original cost of real estate assets less impairment write downs and exclude depreciation and amortization, accounts receivable and intangible assets. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, gains and losses on sales of property and amortization of deferred charges.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2006

FF&E RESERVE ESCROWS (1)

(dollars in thousands)

HPT Owned:

	As of and For the Three Months Ended
	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005

FF&E reserves (beginning of period)	$29,797	$30,241	$26,491	$29,063	$32,369
Manager deposits	11,750	13,892	12,089	9,095	9,235
InterContinental (2)	—	—	—	6,264	—
HPT fundings:
Carlson (3)	404	939	4,188	9,367	15,063
Marriott (4)	6,795	10,699	12,642	2,021	8,371
Hyatt (5)	9,500	15,000	—	—	—
InterContinental (6)	1,000	—	—	—	—
Hotel improvements	(31,883)	(40,974)	(25,169)	(29,319)	(35,975)
FF&E reserves (end of period)	$27,363	$29,797	$30,241	$26,491	$29,063

Tenant Owned:

FF&E reserves (beginning of period)	$2	$3	$879	$1,052	$1,508
Manager deposits	463	526	533	448	510
Hotel improvements	(463)	(527)	(1,409)	(621)	(966)
FF&E reserves (end of period)	$2	$2	$3	$879	$1,052

Total:

FF&E reserves (beginning of period)	$29,799	$30,244	$27,370	$30,115	$33,877
Manager deposits	12,213	14,418	12,622	9,543	9,745
InterContinental (2)	—	—	—	6,264	—
HPT fundings:
Carlson (3)	404	939	4,188	9,367	15,063
Marriott (4)	6,795	10,699	12,642	2,021	8,371
Hyatt (5)	9,500	15,000	—	—	—
InterContinental (6)	1,000	—	—	—	—
Hotel improvements	(32,346)	(41,501)	(26,578)	(29,940)	(36,941)
FF&E reserves (end of period)	$27,365	$29,799	$30,244	$27,370	$30,115

(1)     Generally, each of our operating agreements require the deposit of a percentage of gross hotel revenues into escrows to fund periodic hotel renovations, or FF&E reserves. For recently built or renovated hotels, this requirement may be deferred for a period. We own all the FF&E reserve escrows for our hotels except for escrows pursuant to one third party lease, which provides that the FF&E reserve escrow is owned by the tenant and we have a security and remainder interest in that escrow account.

(2)     Represents FF&E reserve escrows purchased in connection with first quarter 2006 hotel acquisitions.

(3)     Pursuant to our agreement with Carlson for the management of 12 hotels, we agreed to fund $12,000 for rebranding costs and other capital improvements. To the extent our fundings exceed $12,000, the minimum return payable by Carlson to us will increase as these funds are advanced.

(4)     Represents FF&E reserve deposits for our Marriott branded hotel combinations not funded by hotel operations but separately funded by us. Our operating agreements for our Marriott branded hotel combinations generally provide that, if necessary, we will provide FF&E funding in excess of escrowed reserves. To the extent we make such fundings, our annual minimum returns or rent increases by a percentage of the amounts we fund.

(5)     Pursuant to our agreement with Hyatt for the management of 24 hotels, we agreed to fund $8,000 for rebranding costs and other capital improvements. To the extent our funding exceeds $8,000, the minimum return payable by Hyatt to us will increase as these funds are advanced.

(6)     Pursuant to our purchase agreement with InterContinental, we agreed to fund $2,300 for the rebranding costs and other capital improvements at the InterContinental Harbor Court in Baltimore, Maryland.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2006

2006 ACQUISITIONS AND DISPOSITIONS INFORMATION (1)

(dollars in thousands)

2006 ACQUISITIONS (through 12/31/2006):

				Number				Purchase
Date				of Rooms	Operating	Purchase		Price per
Acquired	Hotels	Brand	Location	/ Suites	Agreement	Price (2)		Room / Suite

1/6/06	1	Harbor Court Complex	Baltimore, MD	195	InterContinental (no. 3)	$78,000	(3)	$308	(4)

1/25/06	8	5 Crowne Plaza®, 1 Holiday Inn Select®, and 2 Staybridge Suites®	Atlanta, GA (2), Irvine, CA, San Jose, CA, Dallas, TX (2), Houston, TX and Las Colinas, TX	2,188	InterContinental (no. 4)	166,200		76

4/6/06	2	Crowne Plaza	Miami, FL, Philadelphia, PA	749	InterContinental (no. 4)	$63,000		84

4/13/06	1	Staybridge Suites	Parisppany, NJ	150	InterContinental (no. 1)	$21,000		140

Total /Average 2006	12			3,282		$328,200		$95	(4)

(1)     On January 31, 2007, we completed our previously announced acquisition of TravelCenters of America, Inc., or TravelCenters, for approximately $1,900,000. The purchase price and capitalization of TravelCenters of America, LLC, or TA, was funded with the net proceeds from the common share offering on December 22, 2006 and the overallotment on January 5, 2007 and $1,400,000 of borrowings under our interim loan agreement. (See Note (1) on Page 20).

(2)     Represents the gross purchase price and excludes closing costs.

(3)     Includes $18,000 allocated purchase price of the office building and parking garage components of the Harbor Court Complex.

(4)     Calculated based on allocated hotel purchase price of $60,000. The Harbor Court Hotel has been rebranded as the Harbor Court InterContinental® Hotel.

2006 DISPOSITIONS (through 12/31/06):

				Number			Sales
Date				of Rooms	Operating	Sales	Price per
Disposed	Hotels	Brand	Location	/ Suites	Agreement	Price	Room / Suite

There were no dispositions in 2006.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2006

2006 FINANCING ACTIVITIES (1)

(share amounts and dollars in thousands)

	For the Three Months Ended
	12/31/2006		9/30/2006	6/30/2006	3/31/2006

Debt Transactions: (2)
New debt raised	$—		$—	$275,000	$—
New debt assumed as part of acquisitions	—		—	—	—
Total new debt	—		—	275,000	—

Debt retired	—		—	—	—
Net debt	$—		$—	$275,000	$—

Equity Transactions:
New common shares issued	12,000		2,300	—	—
New common equity raised, net	$545,829	(3)	$95,823	$—	$—

New preferred shares issued	—		—	—	—
New preferred equity raised, net	—		—	—	—
Total new equity	$545,829		$95,823	$—	$—

(1)     On January 31, 2007, we borrowed $1,400,000 under an interim loan agreement to partially fund our acquisition of TravelCenters of America, Inc. and to recapitalize the TravelCenters operating business in TravelCenters of America LLC, a subsidiary of ours which was simultaneously spun out to our shareholders.

On February 16, 2007, we sold 5,000 common shares of beneficial interest at a price of $47.67 per share in a public offering. Net proceeds from the sale of approximately $227,622  after underwriting and other offering expenses were used to repay a portion of the borrowings outstanding under our interim loan agreement. On February 20, 2007, the underwriters exercised their option to purchase an additional 750 common shares from us to cover overallotments. We expect this sale to be completed on February 23, 2007, but this sale is subject to closing conditions and no assurance can be given that the sale will close as expected. We expect to use the net proceeds from this sale of approximately $34,188 after underwriting and offering expenses to repay a portion of the borrowings outstanding under our interim loan agreement.

On February 21, 2007, HPT sold 12,000 shares of 7% Series C cumulative redeemable preferred shares in a public offering. Net proceeds from the offering of $290,250 after underwriting and other offering expenses were used to repay a portion of the amount outstanding under HPT’s interim loan agreement. The underwriters have been granted a 30-day option to purchase up to an additional 1,800 preferred shares from HPT to cover overallotments, if any.

(2)     Excludes drawings and repayments under our revolving credit facility.

(3)     Subsequent to December 31, 2006, the underwriters exercised an option related to our December 22, 2006, common share offering to purchase 1,800 common shares to cover overallotments.

OPERATING AGREEMENTS

AND PORTFOLIO INFORMATION

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2006

SUMMARY OF OPERATING AGREEMENTS

(dollars in thousands)

Operating Agreement	Marriott (no. 1)	Marriott (no. 2)	Marriott (no. 3)	Marriott (no. 4)	Homestead	InterContinental (no. 1)

Number of Hotels	53	18	35	19	18	31

Number of Rooms / Suites	7,610	2,178	5,382	2,756	2,399	3,844

Hotel Brands	Courtyard by Marriott®	Residence Inn by Marriott®	Marriott® / Residence Inn by Marriott® / Courtyard by Marriott® / TownePlace Suites by Marriott® / SpringHill Suites by Marriott®	Residence Inn by Marriott® / Courtyard by Marriott® / TownePlace Suites by Marriott® / SpringHill Suites by Marriott®	Homestead Studio Suites®	Staybridge Suites®

Number of States	24	14	15	14	5	16

Manager	Subsidiary of Marriott International	Subsidiary of Marriott International	Subsidiary of Marriott International	Subsidiary of Marriott International	Subsidiary of BRE / Homestead Village LLC	Subsidiary of InterContinental

Tenant	Subsidiary of Host Hotels & Resorts Subleased to Subsidiary of Barcelo Crestline	Subsidiary of Host Hotels & Resorts Subleased to Subsidiary of Barcelo Crestline	Our TRS	Subsidiary of Barcelo Crestline	Subsidiary of BRE / Homestead Village LLC	Our TRS

Investment at December 31, 2006 (1)	$581,223	$188,727	$472,410	$274,222	$145,000	$436,708

End of Current Term	2012	2010	2019	2015	2015	2031

Renewal Options (2)	3 for 12 years each	1 for 10 years, 2 for 15 years each	2 for 15 years each	2 for 10 years each	2 for 15 years each	2 for 12.5 years each

Annual Minimum Return / Minimum Rent	$58,010	$18,854	$49,034	$28,508	$15,960	$37,777

Additional Return (3)	—	—	$1,173	—	—	—

Percentage Return / Rent (5)	5% of revenues above 1994/95 revenues	7.5% of revenues above 1996 revenues	7% of revenues above 2000/01 revenues	7.0% of revenues above 1999/2000 revenues	10.0% of revenues above 1999/2000 revenues	7.5% of revenues above 2004/06/08 revenues

Security Deposit	$50,540	$17,220	$36,204	$28,508	$15,960	$36,872 (6)

Other Security Features	HPT controlled lockbox with minimum balance maintenance requirement; subtenant and subtenant parent minimum net worth requirement	HPT controlled lockbox with minimum balance maintenance requirement; subtenant and subtenant parent minimum net worth requirement		Tenant minimum net worth requirement	Homestead parent guarantee and $15,960 letter of credit	Limited guarantee provided by InterContinental

Operating Agreement	InterContinental (no. 2)	InterContinental (no. 3)	InterContinental (no. 4)	Hyatt	Carlson	Total / Range / Average (all investments)

Number of Hotels	76	14	10	24	12	310

Number of Rooms / Suites	9,220	4,139	2,937	2,929	2,262	45,656

Hotel Brands	Candlewood Suites®	InterContinental® / Crowne Plaza® / Holiday Inn® / Staybridge Suites®	Crowne Plaza® / Holiday Inn® / Staybridge Suites®	AmeriSuites® / Hyatt PlaceTM	Radisson Hotels & Resorts® / Park Plaza® Hotels & Resorts / Country Inn & Suites by CarlsonSM	15 Brands

Number of States	29	7 plus Ontario and Puerto Rico	5	14	7	38 plus Ontario and Puerto Rico

Manager	Subsidiary of InterContinental	Subsidiary of InterContinental	Subsidiary of InterContinental	Subsidiary of Hyatt	Subsidiary of Carlson	5 Managers

Tenant	Our TRS	Our TRS and a subsidiary of InterContinental	Our TRS	Our TRS	Our TRS	4 Tenants

Investment at December 31, 2006 (1)	$590,250	$496,000	$229,200	$267,850	$210,757	$3,892,347

End of Current Term	2028	2029	2030	2030	2030	2010-2031

Renewal Options (2)	2 for 15 years each	2 for 15 years each	2 for 15 years each	2 for 15 years each	2 for 15 years each

Annual Minimum Return / Minimum Rent	$50,000	$42,873	$18,336	$19,150	$11,535	$350,037

Additional Return (3)	$10,000	$3,458	$1,750	50% of cash flow in excess of minimum return (4)	50% of cash flow in excess of minimum return (4)	$16,381

Percentage Return / Rent (5)	7.5% of revenues above 2006/07 revenues	7.5% of revenues above 2006/07 revenues	7.5% of revenues above 2007 revenues	—	—

Security Deposit	—	$36,872 (6)	$36,872 (6)	—	—	$185,304

Other Security Features	Limited guarantee provided by InterContinental	Limited guarantee provided by InterContinental	Limited guarantee provided by InterContinental	Limited guarantee provided by Hyatt	Limited guarantee provided by Carlson

(1)     Excludes expenditures made from FF&E reserves funded from hotel operations, but includes amounts separately funded by us.

(2)     Renewal options may be exercised by the manager or tenant for all, but not less than all, of the hotels within each combination of hotels.

(3)     These management agreements provide for annual additional return payments in the amount listed, to the extent of available cash flow after payment of operating costs, funding of the FF&E reserve, payment of our minimum return and payment of certain managment fees.

(4)     These management agreements provide for payment to us of 50% of available cash flow after payment of operating costs, funding the FF&E reserve, payment of our minimum return and reimbursement to the managers of working capital and guaranty advances, if any.

(5)     Each management contract or lease provides for payment to us of a percentage of increases in total hotel sales over a base year levels as additional return or rent.

(6)     The single $36,872 deposit secures InterContinental’s obligations under the InterContinental  No. 1, No. 3 and No. 4 portfolios.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2006

PORTFOLIO BY OPERATING AGREEMENT, MANAGER AND BRAND

(dollars in thousands)

		Percent of		Percent of				Annual	Percent of
	Number	Number	Number of	Number of		Percent of	Investment per	Minimum	Minimum
	of Hotels	of Hotels	Rooms / Suites	Rooms / Suites	Investment (1)	Investment	Room / Suite	Return / Rent	Return / Rent
By Operating Agreement:
Marriott (no. 1)	53	17%	7,610	17%	$581,223	15%	$76	$58,010	17%
Marriott (no. 2)	18	6%	2,178	5%	188,727	5%	87	18,854	5%
Marriott (no. 3)	35	11%	5,382	12%	472,410	12%	88	49,034	14%
Marriott (no. 4)	19	6%	2,756	6%	274,222	7%	100	28,508	8%
InterContinental (no. 1)	31	10%	3,844	8%	436,708	11%	114	37,777	11%
InterContinental (no. 2)	76	25%	9,220	20%	590,250	15%	64	50,000	15%
InterContinental (no. 3)	14	4%	4,139	9%	496,000	13%	120	42,873	12%
InterContinental (no. 4)	10	3%	2,937	7%	229,200	6%	78	18,336	5%
Hyatt	24	8%	2,929	6%	267,850	7%	91	19,150	5%
Carlson	12	4%	2,262	5%	210,757	5%	93	11,535	3%
Homestead	18	6%	2,399	5%	145,000	4%	60	15,960	5%
Total	310	100%	45,656	100%	$3,892,347	100%	$85	$350,037	100%

By Manager:
InterContinental	131	42%	20,140	44%	$1,752,158	45%	$87	$148,986	43%
Marriott International	125	40%	17,926	40%	1,516,582	39%	85	154,406	44%
Hyatt	24	8%	2,929	6%	267,850	7%	91	19,150	5%
Carlson	12	4%	2,262	5%	210,757	5%	93	11,535	3%
Homestead	18	6%	2,399	5%	145,000	4%	60	15,960	5%
Total	310	100%	45,656	100%	$3,892,347	100%	$85	$350,037	100%

By Brand:
AmeriSuites® / Hyatt PlaceTM	24	8%	2,929	6%	$267,850	7%	$91
Candlewood Suites®	76	24%	9,220	20%	590,250	15%	64
Country Inn & Suites by CarlsonSM	5	2%	753	2%	74,759	2%	99
Courtyard by Marriott®	71	23%	10,280	23%	841,072	22%	82
Crowne Plaza®	11	4%	4,057	9%	342,356	9%	84
Holiday Inn®	4	1%	1,046	2%	52,731	1%	50
Homestead Studio Suites®	18	6%	2,399	5%	145,000	4%	60
InterContinental®	5	2%	1,479	3%	291,589	8%	197
Marriott Hotels®	3	1%	1,356	3%	117,254	3%	86
Park Plaza® Hotels & Resorts	3	1%	534	1%	31,851	1%	60
Radisson Hotels & Resorts®	4	1%	975	2%	104,147	2%	107
Residence Inn by Marriott®	37	12%	4,695	10%	433,716	11%	92
SpringHill Suites by Marriott®	2	0%	264	1%	20,833	1%	79
Staybridge Suites®	35	11%	4,338	10%	475,232	12%	110
TownePlace Suites by Marriott®	12	4%	1,331	3%	103,707	2%	78
Total	310	100%	45,656	100%	$3,892,347	100%	$85

(1)     Excludes expenditures made from FF&E reserves funded from hotel operations, but includes amounts separately funded by us.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2006

OPERATING STATISTICS BY OPERATING AGREEMENT

			Fourth Quarter (1)				Year to Date(1)
	No. of Hotels	No. of Rooms / Suites	2006	2005	Change		2006	2005	Change
ADR
Marriott (no. 1)	53	7,610	$118.43	$109.31	8.3%		$117.76	$108.15	8.9%
Marriott (no. 2)	18	2,178	116.93	103.44	13.0%		112.81	101.36	11.3%
Marriott (no. 3)	35	5,382	111.03	100.51	10.5%		110.34	101.33	8.9%
Marriott (no. 4)	19	2,756	113.80	108.43	5.0%		114.74	102.64	11.8%
InterContinental (no. 1)(2)	29	3,554	103.12	97.05	6.3%		104.38	96.71	7.9%
InterContinental (no. 2)	76	9,220	67.80	62.19	9.0%		66.50	61.03	9.0%
InterContinental (no. 3)(3) (4)	14	4,139	133.51	123.20	8.4%		134.49	122.97	9.4%
InterContinental (no. 4)(3)	10	2,937	103.01	94.89	8.6%		101.22	90.19	12.2%
Hyatt(4) (5)	24	2,929	80.51	73.46	9.6%		82.02	75.45	8.7%
Carlson(3) (4)	12	2,262	92.87	81.25	14.3%		92.73	81.64	13.6%
Homestead	18	2,399	57.34	55.76	2.8%		61.70	56.44	9.3%
Total/Average	308	45,366	$100.68	$92.44	8.9%		$99.00	$90.28	9.7%

OCCUPANCY
Marriott (no. 1)	53	7,610	66.1%	69.3%	-3.2	pt	69.3%	70.9%	-1.6	pt
Marriott (no. 2)	18	2,178	75.5%	79.9%	-4.4	pt	79.9%	81.3%	-1.4	pt
Marriott (no. 3)	35	5,382	71.8%	75.3%	-3.5	pt	75.4%	77.5%	-2.1	pt
Marriott (no. 4)	19	2,756	70.8%	70.2%	0.6	pt	73.2%	72.8%	0.4	pt
InterContinental (no. 1)(2)	29	3,554	69.9%	72.7%	-2.8	pt	76.0%	77.8%	-1.8	pt
InterContinental (no. 2)	76	9,220	70.5%	72.6%	-2.1	pt	75.7%	75.0%	0.7	pt
InterContinental (no. 3)(3) (4)	14	4,139	69.3%	70.8%	-1.5	pt	75.1%	74.1%	1.0	pt
InterContinental (no. 4)(3)	10	2,937	67.7%	70.4%	-2.7	pt	71.8%	70.7%	1.1	pt
Hyatt(4) (5)	24	2,929	53.5%	65.8%	-12.3	pt	61.1%	67.2%	-6.1	pt
Carlson(3) (4)	12	2,262	61.4%	44.9%	16.5	pt	63.6%	49.6%	14.0	pt
Homestead	18	2,399	66.4%	73.8%	-7.4	pt	70.7%	77.3%	-6.6	pt
Total/Average	308	45,366	68.2%	70.7%	-2.5	pt	72.5%	73.0%	-0.5	pt

RevPAR
Marriott (no. 1)	53	7,610	$78.28	$75.75	3.3%		$81.61	$76.68	6.4%
Marriott (no. 2)	18	2,178	88.28	82.65	6.8%		90.14	82.41	9.4%
Marriott (no. 3)	35	5,382	79.72	75.68	5.3%		83.20	78.53	5.9%
Marriott (no. 4)	19	2,756	80.57	76.12	5.8%		83.99	74.72	12.4%
InterContinental (no. 1)(2)	29	3,554	72.08	70.56	2.2%		79.33	75.24	5.4%
InterContinental (no. 2)	76	9,220	47.80	45.15	5.9%		50.34	45.77	10.0%
InterContinental (no. 3)(3) (4)	14	4,139	92.52	87.23	6.1%		101.00	91.12	10.8%
InterContinental (no. 4)(3)	10	2,937	69.74	66.80	4.4%		72.68	63.76	14.0%
Hyatt(4) (5)	24	2,929	43.07	48.34	-10.9%		50.11	50.70	-1.2%
Carlson(3) (4)	12	2,262	57.02	36.48	56.3%		58.98	40.49	45.7%
Homestead	18	2,399	38.07	41.15	-7.5%		43.62	43.63	0.0%
Total/Average	308	45,366	$68.66	$65.36	5.0%		$71.78	$65.90	8.9%

(1)	Includes data for the calendar periods indicated, except for our Marriott® branded hotels, which include data for comparable fiscal periods.
(2)

The calculations of Occupancy and RevPAR exclude operating statistics of one hotel which was closed from May 2005 through May 2006 due to fire damage and a newly developed hotel acquired in April 2006.

(3)	Includes data for periods prior to our ownership of some hotels.
(4)	Includes data for periods some hotels were not operated by the current manager.
(5)

In connection with the rebranding of our AmeriSuites® hotels to Hyatt PlaceTM hotels during the third and fourth quarters of 2006 twelve hotels were undergoing renovations which required some hotel rooms to be taken out of service.

All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers’ and tenants’ operating data.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2006

COVERAGE BY OPERATING AGREEMENT (1)

For the Twelve Months Ended (2)
Operating Agreement	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005
Marriott (no. 1)	1.49x	1.50x	1.49x	1.45x	1.41x
Marriott (no. 2)	1.34x	1.29x	1.21x	1.17x	1.13x
Marriott (no. 3)	1.11x	1.09x	1.07x	1.05x	1.03x
Marriott (no. 4)	1.21x	1.20x	1.17x	1.10x	0.99x
InterContinental (no. 1)	1.07x	1.06x	0.99x	0.95x	0.91x
InterContinental (no. 2)	1.35x	1.36x	1.35x	1.33x	1.33x
InterContinental (no. 3) (3) (4)	1.37x	1.41x	1.44x	1.37x	1.29x
InterContinental (no. 4) (3)	1.51x	1.49x	1.46x	1.43x	1.29x
Hyatt (4) (5)	0.80x	0.92x	1.04x	1.06x	1.03x
Carlson (3) (4)	1.36x	1.20x	0.98x	0.96x	0.90x
Homestead	1.46x	1.51x	1.53x	1.50x	1.46x

For the Three Months Ended (2)
Operating Agreement	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005
Marriott (no. 1)	1.37x	1.53x	1.71x	1.40x	1.39x
Marriott (no. 2)	1.29x	1.53x	1.43x	1.11x	1.13x
Marriott (no. 3)	1.05x	1.20x	1.27x	0.93x	0.98x
Marriott (no. 4)	1.09x	0.98x	1.35x	1.47x	1.06x
InterContinental (no. 1)	0.90x	1.26x	1.17x	0.96x	0.84x
InterContinental (no. 2)	1.24x	1.44x	1.52x	1.20x	1.26x
InterContinental (no. 3) (3) (4)	1.12x	1.16x	1.71x	1.48x	1.26x
InterContinental (no. 4) (3)	1.35x	1.27x	1.71x	1.70x	1.29x
Hyatt (4) (5)	0.42x	0.60x	1.07x	1.15x	0.86x
Carlson (3) (4)	1.16x	1.56x	1.29x	1.43x	0.33x
Homestead	1.22x	1.32x	1.69x	1.60x	1.41x

(1)

We define coverage as combined total hotel sales minus all expenses which are not subordinated to minimum payments to us and the required FF&E reserve contributions (which data is provided to us by our managers or tenants), divided by the minimum return or minimum rent payments due to us. For some combinations, amounts have been calculated using data for periods prior to our ownership of certain hotels and prior to commencement of our operating agreements.

(2)	Includes data for the calendar periods indicated, except for our Marriott® branded hotels, which include data for comparable fiscal periods.

(3)	Includes data for periods prior to our ownership of some hotels.

(4)	Includes data for periods some hotels were not operated by the current manager.

(5)

In connection with the rebranding of our AmeriSuites® hotels to Hyatt PlaceTM hotels during the third and fourth quarters of 2006 twelve hotels were undergoing renovations which required some hotel rooms to be taken out of service.

All  operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers’ or tenants’ operating data.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2006

OPERATING AGREEMENT EXPIRATION SCHEDULE

(dollars in thousands)

	Annualized Minimum Return / Rent	% of Annualized Minimum Return / Rent	Cumulative % of Annualized Minimum Return / Rent
2007	$—	—	—
2008	—	—	—
2009	—	—	—
2010	18,854	5.4%	5.4%
2011	—	—	5.4%
2012	58,010	16.6%	22.0%
2013	—	—	22.0%
2014	—	—	22.0%
2015	44,468	12.7%	34.7%
2016	—	—	34.7%
2017 and thereafter	228,705	65.3%	100.0%
Total	$350,037	100.0%

Weighted average remaining term	16.1 years